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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Mercury General Corporation:


We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectus.



KPMG, LLP


Los Angeles, California
June 1, 2001